American Century Quantitative Equity Funds, Inc. Prospectus Supplement
Core Equity Plus Fund ■ NT Core Equity Plus Fund
Supplement dated November 4, 2016 ■ Prospectus dated November 1, 2016

The following replaces the Portfolio Managers section on page 5 of the Core Equity Plus prospectus and page 4 of the NT Core Equity Plus prospectus:
Portfolio Managers
Scott Wittman, CFA, Chief Investment Officer, Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
Claudia Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011.
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2016.

The following replaces The Fund Management Team section on pages 8 and 9 of the Core Equity Plus prospectus and pages 7 and 8 of the NT Core Equity Plus prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Scott Wittman
Mr. Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer – Quantitative Equity and Asset Allocation in 2010. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.
Claudia Musat
Ms. Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008. She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2016. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. From 2005 to 2012 he was a quantitative analytics specialist at FactSet Research Systems. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

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